EXHIBIT 23.1


                               CONSENT OF COUNSEL

         We hereby consent to the use of our opinions included herein and to all references to this firm under the heading "Legal Matters" in the Prospectus constituting a part of this Registration Statement on Form S-4 of BankAtlantic Bancorp, Inc.

                                              STEARNS WEAVER MILLER WEISSLER
                                              ALHADEFF & SITTERSON, P.A.

Miami, Florida
May 22, 1998